SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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              14a-6(e)(2))
         [x]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                                Tuxis Corporation
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
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         fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

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Notes:

                                TUXIS CORPORATION

                    Notice of Annual Meeting of Stockholders




To the Stockholders:

     Notice is hereby given that the 2006 Annual Meeting of Stockholders of Tuxis Corporation (the "Company") will be held at the offices of the Company at 11 Hanover Square, New York, New York 10005 on May 23, 2006 at 11:00 a.m., local time, for the following purposes:

1. To elect Mark C. Winmill as a Class I Director to serve for a three year term, and until his successor is duly elected and qualifies;

2.   To approve the Tuxis Corporation 2006 Incentive Compensation Plan; and

3.   To transact such other business as may properly come before the Meeting.

     Stockholders of record at the close of business on April 11, 2006 are entitled to receive notice of and to vote at the Annual Meeting.


                                              By Order of the Board of Directors
                                              /s/ John F. Ramirez
                                              John F. Ramirez
                                              Secretary

New York, New York
April 13, 2006


THE MEETING WILL START PROMPTLY AT 11:00 A.M., LOCAL TIME. TO AVOID DISRUPTION, ADMISSION MAY BE LIMITED ONCE THE MEETING STARTS. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PRE-ADDRESSED REPLY
ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. ANY STOCKHOLDER OF RECORD PRESENT AT THE MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY, THEREBY CANCELING ANY PREVIOUS PROXY.

     Please Vote Immediately by Signing and Returning the Enclosed Proxy Card. Delay may cause the Company to incur additional expenses to solicit votes for the meeting.

                                TUXIS CORPORATION

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                             to be held May 23, 2006

     This Proxy Statement, dated April 13, 2006, is furnished in connection with a solicitation of proxies by Tuxis Corporation (the "Company") to be voted at the 2006 Annual Meeting of Stockholders of the Company to be held at the principal offices of the Company at 11 Hanover Square, New York, New York 10005 on May 23, 2006 at 11:00 a.m., local time, and at any postponement or adjournment thereof ("Meeting") for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 11, 2006 ("Record Date") are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Company share held and fractional votes for each fractional Company share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. A stockholder may revoke a proxy by delivering to the Company a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Company. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Company had 983,776 shares of common stock issued and outstanding. Stockholders of the Company will vote as a single class.

     It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about April 18, 2006. The Company's principal offices are located at 3814 Route 44, Millbrook, New York 12545, but most of its executive officers are located at 11 Hanover Square, New York, New York 10005. Copies of the Company's most recent Annual Report is available without charge upon written request to the Company's Secretary at 11 Hanover Square, New York, New York 10005, or by calling collect 1-212-785-9300.

         At the Meeting, stockholders will be asked:

1. To elect Mark C. Winmill as a Class I Director to serve for a three year term, and until his successor is duly elected and qualifies;

2.   To approve the Tuxis Corporation 2006 Incentive Compensation Plan; and

3.   To transact such other business as may properly come before the Meeting.


PROPOSAL 1:       ELECTION OF DIRECTOR

     Effective April 3, 2006, under a power contained in Title 3, Subtitle 8 of the Maryland General Corporation Law (the "MGCL"), and in accordance with resolutions duly adopted by the Board, the Company elected, notwithstanding any provision in its charter or Bylaws to the contrary, to be subject to Section 3-803 of the MGCL. Upon the effective time of the election to be subject to
Section 3-803 of the MGCL, the Board of Directors adopted resolutions to divide the Board into three classes with the term of office of one class expiring each year, as follows: Class I director whose term expires in 2006, Mark C. Winmill; Class II directors whose terms expire in 2007, Frederick A. Parker, Jr. and Bassett S. Winmill; Class III directors whose terms expire in 2008, Russell E. Burke III and Peter M. Kuhlmann. At the Board of Directors meeting held on March 28, 2006, the Board approved the nomination of Mark C. Winmill to serve as director in Class I. Unless otherwise noted, the address of record for the directors is 11 Hanover Square, New York, New York 10005.

     The following table sets forth certain information concerning the nominee for director of the Company.


                                                                                                      Other Public Company
Name, Principal Occupation, Business Experience for Past Five                       Director              Directorships
Years, Address, and Age                                                              Since               Held by Director
-------------------------------------------------------------------               -------------  ----------------------------------

Interested Nominee:

Class I:

MARK C.  WINMILL - Since 2002,  he has served as President  and Chief  Executive      2004                  None
Officer  of the  Company.  From  2000 to 2002,  he was  principally  engaged  as
Chairman of the Thanksgiving Foundation.  He was Chief Operating Officer of Bull
& Bear Securities,  Inc. ("BBSI"),  a nationwide  discount broker,  from 1999 to
2000.  He was also  president  and  director  of BBSI from 1987  until 1999 when
Winmill & Co. Incorporated ("WCI") sold BBSI to The Royal Bank of Canada. He was co-president  and  director of WCI and its  affiliates  from 1990 to 1999 and an officer and director of the  investment  companies  managed by its  subsidiaries from 1987 to 1999. He is the son of Bassett S. Winmill.  He was born on November
26, 1957.


     The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominee listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person of their choice as nominee. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a director if elected.

Vote Required

     Under Article VIII of the Company's charter, except as otherwise provided in the charter and notwithstanding any other provision of the MGCL to the contrary, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires (A) if applicable, the proportion of votes required by the Investment Company Act of 1940, as amended (the "1940 Act"), or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion. Inasmuch as the election of the nominee was approved by the vote of a majority of the Board of Directors, a plurality of all the votes cast at the Meeting at which a quorum is present is sufficient to elect the nominee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEE.

     The following table sets forth certain information regarding the other directors currently serving on the Board.

                                                                                         Other Public Company
Name, Principal Occupation, Business Experience for Past Five Years,     Director            Directorships
Address, and Age                                                          Since            Held by Director
----------------------------------------------------------------------- ---------- ---------------------------------
Non-interested Directors:

Class II:
FREDERICK A. PARKER,JR. - He is retired President and Chief Executive    2002                   None
Officer of American Pure Water  Corporation,  a manufacturer  of water purifying equipment. He was born on November 14, 1926.

Class III:
RUSSELL E. BURKE III - He is President  of Russell E. Burke III,  Inc.    1997                   None
Fine Art. He was born on August 23, 1946.

PETER M. KUHLMANN - He is a partner of Acquest  International  L.P., a    2004                   None
merger and  acquisition  consulting  firm,  since 1993. He was born on
December 29, 1952.

Interested Director:

Class II:
BASSETT S.  WINMILL - He has been  Executive  Chairman of the Board of    1983          Bexil Corporation and
the Company, as well as certain investment  companies,  and of Winmill                 Global Income Fund, Inc.
& Co.  Incorporated  ("WCI")  and certain of its  affiliates  for more than five  years.  He is a member of the New York  Society of Security
Analysts,  the Association for Investment Management and Research, and
the International  Society of Financial Analysts.  He is the father of
Mark C. Winmill. He was born on February 10, 1930.

                      COMMITTEES OF THE BOARD OF DIRECTORS

Governance, Compensation and Nominating Committee

The Board of Directors established on June 9, 2004 a Governance, Compensation and Nominating Committee and on such date the committee adopted a charter to define and outline the responsibilities of its members. A copy of the Governance, Compensation and Nominating Committee charter is posted on the Company's website at www.tuxis.com. The Governance, Compensation and Nominating Committee consists of Russell E. Burke III, Peter M. Kuhlmann, and Frederick A. Parker, Jr., all of whom are independent directors in accordance with the American Stock Exchange director independence standards. The role of the Governance, Compensation and Nominating Committee is to assist the Board of Directors by a) recommending governance guidelines applicable to the Company; b) identifying, evaluating and recommending the nomination of Board members; c) setting the compensation of the Company's Chief Executive Officer and performing other compensation oversight; and d) assisting the Board with other related tasks, as assigned from time to time. In selecting the nominee set forth above, the Governance, Compensation and Nominating Committee took into account the nominee's independence and the independence of the Company's full Board of Directors, the nominee's knowledge and experience and potential contribution to the Board of Directors and its committees, the nominee's other commitments and the nominee's past service with the Company or with affiliates of the Company.

     The Governance, Compensation and Nominating Committee has approved the following procedures by which stockholders may recommend director candidates:
The Committee will consider appropriate candidates recommended by stockholders with relevant business experience who can assist the Company or its business. A stockholder wishing to submit such a recommendation should send a letter, postmarked no later than January 1 in the year of the meeting, to the Secretary of the Company at 11 Hanover Square, New York, New York 10005. The mailing envelope must contain a clear notation that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a stockholder and provide (a) the name, address, telephone number and social security number of the candidate to be considered; (b) a description of all arrangements or understandings between the stockholder and the candidate, and an executed written consent of the candidate to serve as a director of the Company if so elected. (c) copy of the candidate's resume and at least three bona fide references, and (d) an analysis of the candidate's qualifications to serve on the Board of Directors and on each of the Board's committees. All candidates recommended for election to the Board of Directors must meet the independence standards of the American Stock Exchange.

Audit Committee and Audit Committee Report

The Company has an Audit Committee currently comprised of Russell E. Burke III, Peter M. Kuhlmann, and Frederick A. Parker, Jr. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting practices. The purposes of the Audit Committee are (i) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and (iii) to act as a liaison between the Company's independent auditors and the full Board of Directors. The audit committee charter is posted on the Company's website at www.tuxis.com. The audit committee charter is also included as an Exhibit A to this proxy statement.

     In discharging its oversight responsibility as to the audit process for the fiscal year ended December 31, 2005, the Audit Committee discussed with the independent auditors their independence from the Company and its management. In addition, the independent auditors provided the Audit Committee with written disclosure regarding their independence and the letter required by Independence Standards Board Standard No. 1. For the fiscal year ended December 31, 2005, the Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the Company's financial statements. The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2005 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based upon review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

     The Committee reported that at the meeting of the Audit Committee held on March 28, 2006 the Audit Committee recommended the retention of Tait, Weller & Baker ("Tait, Weller") as the independent registered public accounting firm ("IRPAF") for the Company. In connection therewith, the Audit Committee met with Mr. DeVerter of Tait, Weller to review the 2005 audit results, including Tait, Weller's Report on Internal Controls. The Committee received letters from Tait, Weller with respect to Tait, Weller's professional standards and its independence. In its independence letter, Tait, Weller stated that, in addition to the Company, it serves as the IRPAF for the Midas Funds, Foxby Corp., Global Income Fund, Inc., and Winmill & Co. Incorporated and its subsidiaries; nonetheless, Tait, Weller believes it is independent of the Company within the meaning of the federal securities laws. In addition, the Audit Committee reviewed Tait, Weller's proposed fees with respect to the audit of the Company's financial statements for the period commencing January 1, 2006.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange. In addition, each Audit Committee member qualifies as an "audit committee financial expert" as defined by Rule 401(h) of Regulation S-K by virtue of their education and work experience.

     The Audit Committee is pleased to submit this report to the stockholders of the Company with regard to the above matters.

                  /s/ Russell E. Burke III
                  /s/ Peter M. Kuhlmann
                  /s/ Frederick A. Parker, Jr.

Executive Committee

     The Company has an Executive Committee of which Mr. Mark Winmill is the only member. The function of the Executive Committee is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.

Director and Committee Meetings and Director Fees

     During the Company's most recently completed fiscal year, the Company's Board of Directors met seven times, the Audit Committee met two times, the Governance, Compensation and Nominating Committee met four times, and the Executive Committee acted no times. Each director attended at least 75% of the Board and his applicable committee meetings held when such director was in office.

     Directors of the Company or its subsidiaries who are employees or spouses of employees do not receive fees for attendance at Board meetings. Currently, non-employee directors of the Company are compensated for services provided as a director, as follows: $3,000 for each quarterly regular meeting attended; $750 as a retainer paid quarterly; and $250 per special meeting attended. Members of the Audit Committee are paid $250 per meeting (when not held near the time of a regular directors meeting or a committee meeting for which the director is compensated). Members of the Governance, Compensation and Nominating Committee are paid $1,000 per annum for their services. All directors are reimbursed for meeting expenses.

How to Communicate with the Company's Board of Directors

     Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Secretary of the Company at 11 Hanover Square, New York, New York 10005. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

     The Company's policy with regard to director attendance at Annual Meetings of Stockholders is that it is encouraged, but not required. One director attended last year's annual meeting.

                  STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding the direct beneficial ownership of the Company's outstanding shares of common stock as of the Record Date by (i) each director, nominee and executive officer and (ii) all directors and executive officers as a group.


Name of Director, Nominee or Officer                             Shares                 Percent of Outstanding*
------------------------------------------------          ----------------------     ------------------------------

Interested Nominee:
Mark C. Winmill                                                  15,514                          1.57%

Non-interested Directors:
Russell E. Burke III                                              1,000                           **
Peter M. Kuhlmann                                                 6,400                           **
Frederick A. Parker, Jr.                                           500                            **

Interested Directors:
Bassett S. Winmill                                                5,247                           **

Executive Officers:
Robert J. Mathers                                                   0                             **
Thomas O'Malley                                                     0                             **
John F. Ramirez                                                     0                             **
Thomas B. Winmill                                                  32                             **
                                                          ----------------------     ------------------------------
    Total shares held by directors
    and executive officers as a group                            28,693                          2.91%
                                                          ======================     ==============================


*Based upon 983,776 shares of our common stock issued and outstanding as of the Record Date. The number of shares beneficially owned by each person and the percentage of the outstanding shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission.

**Less than 1% of the outstanding shares.

     To  the  knowledge  of  the  management  of  the  Company,   the  following
stockholders beneficially owned 5% or more of the outstanding shares of common stock of the Company as of the Record Date:


           Name and Address                          Shares                       Percent of Outstanding*
----------------------------------------      ---------------------     ---------------------------------------------
Investor Service Center, Inc.                      234,666                                23.9%
11 Hanover Square
New York, New York 10005

Winmill & Co. Incorporated**                       234,666                                23.9%
11 Hanover Square
New York, New York 10005

Bassett S. Winmill***                              239,913                                24.4%
11 Hanover Square
New York, New York 10005

Ault Glazer & Company                              124,600****                            12.7%
Investment Management, LLC
100 Wilshire Blvd, Ste 1500
Santa Monica, CA 90401

*Based upon 983,776 shares of our common stock issued and outstanding as of the Record Date. The number of shares beneficially owned by each person and the percentage of the outstanding shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission.

**Winmill & Co. Incorporated has indirect beneficial ownership of these shares, as a result of its status as a controlling person of Investor Service Center, Inc., the direct beneficial owner.

***Bassett S. Winmill has indirect beneficial ownership of 234,666 of these shares, as a result of his status as a controlling person of Winmill & Co. Incorporated and Investor Service Center, Inc. the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc.

****According to an Ault Glazer & Company Investment Management, LLC Schedule 13D/A filed on March 24, 2006.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth compensation for the fiscal years ended December 31, 2005, 2004 and 2003 received by the Company's Executive Chairman and Chief Executive Officer. No other executive officer of the Company serving at the end of fiscal year 2005 had total annual salary and bonus in fiscal year 2005 in excess of $100,000.


                                             Annual Compensation                     Long-term compensation
                                        -------------------------------  ------------------------------------------------
                                                                                Awards             Payouts
                                                            -----------  -----------------------  ----------

                                                             Other                    Securities   Long-term
                                                             Annual      Restricted   underlying   incentive
Name and Principal            Year       Salary      Bonus   compen-        stock    options/SARs  plan         All other
Position                                   ($)        ($)    sation($)    award(s)($)    (#)       payouts($)  compensation($)
-----------------------------------------------------------------------  -----------------------  --------------------------

Bassett S. Winmill
 Executive
 Chairman                     2005       200,000     35,000     0             0           0            0            0
                              2004       200,000     35,000     0             0           0            0            0
                              2003       200,000     35,000     0             0           0            0            0

Mark C. Winmill
   President and Chief
   Executive Officer          2005       200,000     85,000     0             0           0            0         7,203(1)
                              2004       150,000     35,000     0             0           0            0          766(1)
                              2003       100,000     20,000     0             0           0            0            0

(1) Represents a matching contribution to a SIMPLE IRA plan and club dues.

Directors' Compensation

     The aggregate amount of compensation paid to each non-employee director by the Company for the year ended December 31, 2005, was as follows:


Name of Director                             Position             Aggregate Compensation from the Company
------------------------------------ -------------------------- --------------------------------------------
Russell E. Burke III                     Director (a) (b)                         $16,750
Peter M. Kuhlmann                        Director (a) (b)                         $16,750
Frederick A. Parker, Jr.                 Director (a) (b)                         $16,750


(a) Member of Governance, Compensation and Nominating Committee.
(b) Member of Audit Committee.

PROPOSAL 2:  TO APPROVE THE 2006 INCENTIVE COMPENSATION PLAN

     A proposal will be presented at the Meeting to approve the Company's 2006 Incentive Compensation Plan, hereinafter referred to as the "Plan," which was adopted by the Board of Directors on March 28, 2006, subject to approval by the stockholders of the Company. The following is a summary of the material terms of the Plan and is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit B to this proxy statement.

     As previously announced, as of October 5, 2005 and pursuant to an order issued by the Securities and Exchange Commission, the Company has ceased to be an investment company under the Investment Company Act of 1940 (the "1940 Act"). As a result, the Company is no longer subject to the restrictions of the 1940
Act that had previously precluded the Company from adopting an equity-based compensation plan such as the Plan absent receipt of an exemptive order from the Securities and Exchange Commission. The Securities and Exchange Commission has not approved the Plan and stockholders of the Company are being asked to approve the Plan at the meeting. The Board believes, for the reasons described below, that adoption of the Plan is in the best interests of the Company and its stockholders.

                                      -7-
Overview of the Plan

Purpose and Eligibility. The Company believes the Plan will help it and its subsidiaries attract, retain, motivate and reward directors, executives and employees of the Company and its subsidiaries by providing them with the opportunity to earn incentive compensation directly linked to the long-term value of the Company's common stock. If the market value of the Company's common stock increases, these directors, executives and employees will receive value, as will the Company's stockholders. In addition, cash awards allow the Company to remain competitive with respect to compensation of its directors, executives and employees and assist in recruiting efforts. As of April 11, 2006, the closing market price of Company common stock as quoted on the American Stock Exchange was $6.50. Under the terms of the Plan, all directors, executives and employees of the Company and its subsidiaries are eligible to participate in the Plan. Currently, all directors, officers and employees of the Company will be eligible to participate in the Plan.

Administration. The Governance, Compensation and Nominating Committee ("GCN Committee") will administer the Plan. In general, the GCN Committee has full discretion to select participants, determine the type, terms and conditions of awards, and adopt rules and regulations for the proper administration of the Plan. The GCN Committee may delegate certain of its duties, power and authority to the Company's officers. Currently, the GCN Committee is comprised of three directors (Russell E. Burke III, Frederick A. Parker, Jr., and Peter Kuhlmann), each of whom is both (i) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the 1934 Act, and (ii) an "outside director" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.

Types of Awards. The Plan permits the GCN Committee to grant the following types of performance-based compensation:

o        non-qualified and incentive stock options;
o        stock appreciation rights (including-
         freestanding and tandem stock appreciation rights), or SARs;
o        restricted stock;
o        deferred stock;
o        bonus stock;
o        dividend equivalents;
o        annual incentive awards; and
o        long-term performance awards.

     Each grant of performance-based compensation under the Plan is referred to individually as an "award" and, collectively, as "awards." The awards are described more fully below.

Limitations on Shares Available Under the Plan

Overall Limit. The Board of Directors has authorized reserving for issuance 20% of Company common stock outstanding as of the effective date of the Plan, plus 20% of the number of shares of Company common stock issued or delivered by the Company during the term of the Plan (excluding any issuance or delivery in connection with awards under the Plan). As of the Record Date, there were approximately 983,776 shares of Company common stock outstanding. Therefore initially, approximately 196,755 shares of Company common stock will be reserved for issuance under the Plan. Based on the closing price of Company common stock on April 11, 2006, the market value of 196,755 shares of Company common stock is approximately $1,279,000. The GCN Committee may also adjust the number and kind of shares available for use in awards, as well as the exercise price of awards, upon the occurrence of any dividend, capital gain distribution or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction event that affects Company common stock. These adjustments are designed to preserve the value of awards issued under the Plan in response to events that affect Company common stock. Shares covered by awards granted under the Plan that wholly or in part are not earned, or that expire or are forfeited, terminated, cancelled, settled in cash, payable solely in cash or exchanged for other awards, do not count toward the overall limit. The GCN Committee also has the authority to give participants cash or other property in lieu of a stock based award.

Limit on Incentive Stock Options. "Incentive stock options" are options described in Section 422 of the Code, which provide certain tax advantages for participants who receive such options. Under the Plan, the Company may not grant incentive stock options for more than that number of shares of Company common stock equal to 20% of Company common stock outstanding on the effective date of the Plan. The Company can only grant incentive stock options to individuals who at the time of grant are employees of the Company or a subsidiary. In addition, the total fair market value on the grant date of the shares of Company common stock which may be granted to any participant as an incentive stock option which is exercisable for the first time in any calendar year may not exceed the maximum permitted under the Code (currently $100,000).

Stock Award Limit. In each fiscal year, no individual may receive more than 1 million shares of Company common stock in respect of each of the following categories: stock options, SARs, restricted stock, deferred stock, or any other type of award relating to shares of Company common stock, in each case, subject to the adjustments described above under "Overall Limit."

Cash Award Limit. In addition to the limits on the number of shares of Company common stock an individual may receive in respect of different categories of stock-based awards, the Plan also limits the maximum dollar amount of cash awards that a participant may earn in a single year to $1 million.

Types of Awards Permitted by the Plan

General. The Plan permits the grant of stock options, SARs, restricted stock, deferred stock, stock bonuses and other awards valued in whole or in part by reference to, or otherwise based on, Company common stock. Awards may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award.

Stock Options. A stock option is the right to purchase one share of stock at a time in the future at a predetermined price. Stock options may be incentive stock options or non-qualified stock options. The exercise price of any stock option shall be determined by the GCN Committee, provided that such exercise price shall not be less than the fair market value of a share of stock on the date of grant of the option. The GCN Committee may adjust the price to reflect certain corporate actions as described above under "Limitations on Shares Available Under the Plan -- Overall Limit," or, if the option is granted in lieu of cash compensation, discount the exercise price by the amount of cash compensation the participant surrenders in order to receive the option.

     Stock options issued under the Plan will expire five years from the date of grant, or such shorter period as may be determined by the GCN Committee. Although the GCN Committee has the discretion to determine otherwise, the GCN Committee expects that most stock options will vest at the end of a period commencing on the date of grant and ending on a date which is the sooner of three years from the date of grant date or three years from commencement of service to the Company, and if the optionee has more than three years of service on the date of grant, the options will vest immediately. Unless the GCN Committee provides otherwise, if a participant's employment is terminated: other than by reason of death or disability, the participant may exercise all or any part of his or her vested options within three months, but only if the participant resigns or retires and the GCN Committee consents to the resignation or retirement, or the termination of employment is not for cause (as defined in the Plan); for cause or the GCN Committee does not consent in the case of a resignation by or retirement of the participant, the right of the participant to exercise the option will terminate at the date of termination; because of disability, the participant must exercise his or her vested options within one year; and, because of death, the participant's beneficiary must exercise the vested options within one year. In the event of a participant's death, the GCN Committee may also, in its sole discretion, accelerate the right to exercise all or any part of an option that would not otherwise be exercisable.

     In each case, no option may be exercised after the time when it would otherwise expire.

Restricted Stock. The Plan permits the GCN Committee to make grants of restricted shares of Company common stock. Restricted stock is stock given to a participant, usually without the participant having to make any payment in return, that is subject to restrictions on transferability, risk of forfeiture and other restrictions. A participant who receives restricted stock will have all the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends, unless the participant is limited by the terms of the Plan or any award agreement relating to the restricted stock.

     During the period of restriction, the participant may not sell, transfer, pledge, hypothecate, margin or otherwise encumber the restricted stock. Except as the GCN Committee otherwise determines, if a participant's employment is terminated during the restriction period, the participant will forfeit the restricted stock which the Company will reacquire.

SARs. SARs entitle a participant to receive the excess, if any, of the fair market value on the date of exercise over the exercise price of the SAR or, in the case of a tandem SAR granted in tandem with an option, the exercise price of the related stock option.

     The GCN Committee will determine whether or not a SAR is granted as a tandem award (which is an award that is combined with another award, usually to provide an alternative form of compensation of comparable economic value), and any other terms and conditions of any SAR.

     Unless the GCN Committee provides otherwise, SARs issued under the Plan will vest and otherwise have the same general terms as described for stock options above.

Deferred Stock. A grant of deferred stock is the right to receive Company common stock, cash, or a combination of stock or cash at the end of a time period specified by the GCN Committee. At the end of the deferral period or, if permitted by the GCN Committee, at the time elected by the participant, the Company will deliver Company common stock (or cash having an equal value, or a combination of cash and stock) to the participant. Except as the GCN Committee otherwise determines, if a participant's employment is terminated during the applicable deferral period, the participant will forfeit all deferred stock that is at that time subject to deferral (other than a deferral at the election of a participant).

Bonus Stock. The Plan authorizes the GCN Committee to grant Company common stock as a bonus, or to grant such stock or other awards in lieu of obligations to pay cash or deliver other property under the Plan.

Dividend Equivalents. Under the Plan, the GCN Committee may grant dividend equivalents to a participant. Dividend equivalents entitle a participant to receive cash, Company common stock or other awards equal in value to dividends paid for a specified number of shares of Company common stock.

Annual Incentive Awards and Performance Awards. The Plan will permit the GCN Committee to make annual incentive awards and performance awards. The Company may pay these awards in cash, Company common stock or other awards. The grant, exercise and/or settlement of such award will be contingent upon the achievement of pre-established performance goals, unless the GCN Committee determines that a performance award or annual incentive award is not intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code.
Section 162(m) of the Code provides that compensation in excess of $1 million to certain officers of a public company is not deductible for income tax purposes unless it qualifies as "performance-based compensation."

     The GCN Committee will establish a targeted level or levels of performance measured by one or more of the following general business criteria: earnings per share; revenues; increase in revenues; the excess of all or a portion of revenues over operating expenses (excluding expenses determined by the GCN Committee at the time performance goals are established); cash flow; cash flow return on investment; return on net assets; return on assets; return on investment; return on capital; return on equity; economic value added; operating margin; net income; pretax earnings; pretax earnings before interest, depreciation, amortization and/or incentive compensation; pretax operating earnings; operating earnings; total stockholder return; performance of managed funds; increase in market share or assets under management; reduction in costs; increase in the fair market value of Company common stock; and any of the above goals as compared to the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Wilshire Real Estate Securities Index. These performance goals are objective and seek to meet the requirements of Section 162(m) of the Code. The GCN Committee will measure whether a participant has achieved a performance goal over a performance period of one year for an annual incentive award, or up to ten years for a performance award. The GCN Committee may reduce the amount paid to a participant in connection with an annual incentive award or performance award, but may not increase the amount unless the GCN Committee determines at the time of grant that the award is not intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code.

Non-Employee Director Options. Under the Plan, the Company's non-employee directors will receive non-qualified stock options for Company common stock. The Company will grant an initial option for 1,000 shares of Company common stock
(i) to each non-employee director on the date the Company's stockholders approve the Plan and (ii) after approval by the Company's stockholders of the Plan, on the effective date of any other non-employee director's initial election to the Board. The Company will also grant an annual option for 1,000 shares of Company common stock to each non-employee director at the close of business on the date of the Company's annual stockholder meeting (which normally occurs in September of each year). These amounts are subject to adjustment for corporate transactions. These option awards are the only type of awards that non-employee directors of the Company are eligible to receive under the Plan.

     The exercise price per share of non-employee director options will be equal to 100% of the fair market value of a share of Company common stock on the date of grant and these options will expire at the earlier of (i) five years from the date of grant or (ii) three months after the date the non-employee director ceases to serve as a director of the Company for any reason. Non-employee director options will vest at the end of a period commencing on the date of grant and ending on a date which is the sooner of three years from the date of grant date or three years from commencement of service to the Company, and if the optionee has more than three years of service on the date of grant, the options will vest immediately. All current non-employee directors have more than three years of service.

Amendment

     The Board may amend, alter, suspend, discontinue or terminate the Plan or the GCN Committee's authority to grant awards under the Plan without stockholder approval, except that any amendment or alteration to the Plan shall be subject to stockholder approval not later than the annual meeting next following such Board action if stockholder approval is required by state or federal law or regulation or the rules of any stock exchange on which the Company's stock is listed or quoted.

     The GCN Committee may waive any conditions or rights under or amend, alter, suspend, discontinue or terminate any award granted. However, no Board or GCN Committee action may materially and adversely affect the rights of participants under any previously granted and outstanding award without the consent of the affected participant.

Effectiveness and Term

     The Plan will become effective immediately upon approval by the Company's stockholders. Under the Plan, awards may not be granted after March 28, 2016.

     Section 162(m) of the Code generally requires stockholder approval of "qualified performance-based criteria" every five years so that all types of awards under the Plan qualify as "performance-based" compensation. Therefore, the Company expects to submit the Plan to stockholders for reapproval at the 2011 annual meeting. Subject to such stockholder reapproval, the Plan will remain in effect for an additional five year cycle.

Description of New Plan Benefits

     Because the Plan is new and would permit the Company to pay compensation on bases not previously permitted, the Company does not believe that it is possible to state the benefits which would have been received by or allocated to participants if the Plan had been in effect last year. The GCN Committee has not yet determined the nature or amount of awards to be issued under the Plan and will not make any decisions on awards under the Plan until after the Company's stockholders approve the Plan.

Federal Income Tax Consequences

     The following discussion is only a summary of the material federal income tax consequences to the Company and participants under present law and regulations, and does not cover all possible federal, state or local income tax consequences of benefits under the Plan.

Incentive Stock Options. The grant of an incentive stock option will not result in any immediate tax consequences to the Company or the optionee. An optionee will not recognize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares acquired over the option price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee does not dispose of the shares acquired within one year after their receipt (and within two years after the option was granted), gain or loss recognized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income. In the event of an earlier disposition, the optionee will recognize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price; or (ii) if the disposition is a taxable sale or exchange, the amount of any gain recognized. Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the optionee recognizes such taxable ordinary income.

Non-qualified Stock Options. The grant of a non-qualified stock option will not result in any immediate tax consequences to the Company or the optionee. Upon the exercise of a non-qualified stock option, the optionee will recognize taxable ordinary income, and the Company will be entitled to a deduction, equal to the difference between the option price and the fair market value of the shares acquired at the time of exercise.

Stock Appreciation Rights. The grant of either a tandem SAR or a freestanding SAR will not result in any immediate tax consequences to the Company or the grantee. Upon the exercise of either a tandem SAR or a freestanding SAR, any cash received and the fair market value on the exercise date of any shares received will constitute taxable ordinary income to the grantee. The Company will be entitled to a deduction in the same amount and at the same time as the grantee recognizes such taxable ordinary income.

Restricted Stock. An employee normally will not recognize taxable income upon an award of restricted stock, and the Company will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the employee will recognize taxable ordinary income in an amount equal to the fair market value of the shares at that time, plus the amount of any dividends and interest thereon to which the employee then becomes entitled. However, an employee may elect to recognize taxable ordinary income in the year the restricted stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions. The Company will be entitled to a deduction in the same amount and at the same time as the employee recognizes income, subject to the limitations of Section 162(m) of the Code.

Unrestricted Stock. An employee will recognize taxable ordinary income at the time of the receipt of unrestricted stock in an amount equal to the fair market value of the shares at that time. The Company will be entitled to a deduction in the same amount and at the same time as the employee recognizes income, subject to the limitations of Section 162(m) of the Code.

Cash Awards. An employee will recognize taxable ordinary income at the time of the receipt of a cash award in the amount of the award. The Company will be entitled to a deduction in the same amount and at the same time as the employee recognizes income, subject to the limitations of Section 162(m) of the Code.

Deferred Award. An award that is properly deferred will be taxable when actually or constructively received by the participant. The Company will be entitled to a deduction in the same amount and at the same time as the employee recognizes income, subject to the limitations of Section 162(m) of the Code.

Annual Incentive Awards and Performance Awards. The designation of an award or grant as an Annual Incentive Award or Performance Award will not change the tax treatment described above to an employee who receives such an award or grant.
Such a designation will, however, unless the GCN Committee specifically determines otherwise, enable such award to qualify as performance-based compensation not subject to the $1 million limitation on deductible compensation under Section 162(m) of the Code.

     Applicable taxes required by law will be withheld from all amounts paid in satisfaction of an award.

Vote Required and Board's Recommendation

     The affirmative vote of a majority of the shares of Company common stock validly cast at the meeting, a quorum being present, is necessary to approve the Plan. Unless otherwise instructed, properly executed proxies which are returned in a timely manner will be voted in favor of approval of the Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

                                    AUDITORS

     Tait, Weller has been selected as the independent registered public accounting firm ("IRPAF") for the Company for the fiscal period commencing January 1, 2006. Tait, Weller also acts as IRPAF of WCI and certain of its affiliates. Apart from its fees received as IRPAF, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Company or its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by conference telephone.

     The Company's financial statements for the fiscal years ended December 31, 2004 and 2005 were audited by Tait, Weller. The following table sets forth the aggregate fees billed for professional services rendered by Tait, Weller:


    Fiscal Year Ended                                                                            All         Aggregate Non-Audit
       December 31               Audit Fees        Audit-Related Fees       Tax Fees          Other Fees            Fees*
-------------------------- ----------------------- ------------------- ------------------- ----------------- ---------------------

          2004                    $11,500              $1,000              $3,500                $0               $48,625
          2005                     26,500                   0               5,000             2,500                38,500


* Tait, Weller also provides audit and non-audit services to WCI and certain of its affiliates. The Audit Committee has considered the provision of these services and has determined such services to be compatible with maintaining Tait, Weller's independence.

                             ADDITIONAL INFORMATION

     At the Meeting, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting is sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chairman of the meeting may adjourn the meeting to a later date and time not more than 120 days after the original record date without any other notice other than the announcement at the Meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Company's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions and broker non-votes do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

Proxy Solicitation

     We will bear all costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, fax, email and in-person meetings. We will also request that brokers, custodians and fiduciaries forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

     In addition, the Company will retain N.S. Taylor & Associates, Inc., 131 South Stagecoach Road, P.O. Box 358, Atkinson, ME 04426 to solicit proxies on behalf of its Board for a fee estimated at $3,500 plus expenses, primarily by contacting stockholders by telephone and mail. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Company's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Company's proxy solicitor, N.S. Taylor & Associates, Inc., 131 South Stagecoach Road, P.O. Box 358, Atkinson, ME 04426 at 1-866-470-3300. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Corporate Governance

     The Company's corporate strategy is to concentrate on the acquisition and development of real estate and related services. The Board continues to believe that it is in the best interests of the Company to pursue this long-range goal. Moreover, it is in recognition of the long-term nature of the Company's strategy that the Board has believed and continues to believe in the beneficial effect of continuously availing itself of methods specifically provided by, or consistent with, Maryland and other applicable law to protect the Company and its stockholders. Accordingly, the Company currently has provisions in its Charter and Bylaws (collectively, the "Governing Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Company, (ii) the Company's freedom to engage in certain transactions, or
(iii) the ability of the Company's directors or stockholders to amend the Governing Documents or effectuate changes in the Company's management. These provisions of the Governing Documents of the Company may be regarded as "anti-takeover" provisions.

     Other ways the Board has sought to preserve the Company's long term goals include electing to have the Company become subject to various provisions of the MGCL. The Board has elected on behalf of the Company to be subject to Title 3, Subtitle 7, Section 3-701, et seq., of the MGCL, known as the Maryland Control Share Acquisition Act ("Control Share Act"), which provides that control shares acquired in a control share acquisition may not be voted except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, and officers and directors that are employees of the Company. Generally, control shares are voting shares of stock which would entitle the acquirer of the shares to exercise voting power within one of the following ranges of voting power: (1) one-tenth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of all voting power. In this connection, it should be noted that both management and affiliates have bought and are not discouraged from continuing to buy Company shares on the open market and that since the Company adopted a resolution to be subject to the Control Share Act pursuant to Section 3-702(c)(4), the resolution is not effective with respect to anyone who became a holder of 10% or more of the voting stock before the time the resolution was adopted, such as Investor Service Center, Inc. (an affiliate of management), although it is effective as to subsequent holders.

     The Company is also subject to certain provisions of Section 3-801, et seq. ("Corporations and Real Estate Investment Trusts - Unsolicited Takeovers") of the MGCL by resolutions of the Board providing, among other things, that: subject to Section 2-402(a) of the MGCL, but notwithstanding any provision in the Governing Documents, the number of directors of the Company shall be fixed only by vote of the Board; notwithstanding any provision in the Governing Documents, with respect to any vacancy that results from: (i) an increase in the size of the Board or (ii) the death, resignation, or removal of a director, each vacancy on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum; and, any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies.

     In October 2005, the Board of Directors adopted a stockholder rights plan. To implement the rights plan, the Board of Directors declared a dividend distribution of one right for each outstanding share of Tuxis common stock, par value $.01 per share, to holders of record of the shares of common stock at the close of business on November 3, 2005. Each right entitles the registered holder to purchase from Tuxis one one-thousandth of a share of preferred stock, par value $.01 per share. The rights were distributed as a non-taxable dividend and will expire on November 3, 2015. The rights are evidenced by the underlying Tuxis common stock, and no separate preferred stock purchase rights certificates were distributed. The rights to acquire preferred stock will become exercisable only if a person or group acquires or commences a tender offer for 25% or more of Tuxis' common stock. If a person or group acquires or commences a tender offer for 25% or more of Tuxis' common stock, each holder of a right, except the acquirer, will be entitled, subject to Tuxis' right to redeem or exchange the right, to exercise, at an exercise price of $40.50, the right for one one-thousandth of a share of Tuxis' newly-created Series A Participating Preferred Stock, or the number of shares of Tuxis common stock equal to the holder's number of rights multiplied by the exercise price and divided by 50% of the market price of Tuxis' common stock on the date of the occurrence of such an event. Tuxis' Board of Directors may terminate the rights plan at any time or redeem the rights, for $0.01 per right, at any time before a person acquires 25% or more of Tuxis' common stock.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Company's Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to the Secretary of the Company, at the principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a stockholder nomination or proposal intended to be considered at the 2007 Annual Meeting must be received by the Secretary no earlier than January 18, 2007 nor later than February 17, 2007. Proposals should be mailed to the Company, to the attention of the Company's Secretary, John Ramirez, 11 Hanover Square, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Company's 2007 Proxy Statement, the
Secretary must receive it on or before December 19, 2006 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the MGCL and must be submitted in accordance with the Company's Bylaws.

Compliance with Section 16(a) Beneficial Ownership Reporting

     Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Company's directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Company's review of the copies of such forms it receives and, in the case of officers and directors, representation letters, the Company believes that during the calendar year ended December 31, 2005, such persons complied with all such applicable filing requirements, except for the following:

1) One late Form 3 filing on behalf of Ault Glazer Bodnar & Company Investment Management LLC.

2)   One late Form 3 filing on behalf of John F. Ramirez.

3) One late Form 4 filing made with respect to one transaction filed on behalf of Ault Glazer Bodnar & Company Investment Management LLC.

4) One late Form 4 filing made with respect to one transaction filed on behalf of Investor Service Center, Inc.

5) Eight late Form 4 filings made with respect to ten transactions filed on behalf of Milton C. Ault III.

Householding of Proxy Materials

     To reduce the expenses of printing and delivering duplicate copies of proxy statements, some banks, brokers, and other nominee record holders may be taking advantage of the SEC "householding" rules that permit the delivery of only one copy of these materials to stockholders who share an address unless otherwise requested. If you share an address with another stockholder and have received only one copy of this proxy statement, you may request a separate copy of these materials at no cost to you by or by writing to Tuxis Corporation, 11 Hanover Square, New York, New York 10005, Attention: Secretary. For future stockholder meetings, you may request separate copies of these materials, or request that we send only one set of these materials to you if you are receiving multiple copies by calling or writing to us at the number or address given above.

It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed stamped envelope.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                          As amended December 14, 2005


1. The Audit Committee shall have a minimum of three members and shall consist of all Board members who are "independent directors" in accordance with the American Stock Exchange rules.

2.   The purposes of the Audit Committee are:
     a. to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;
     b. to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and
     c. to act as a liaison between the Company's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight. The Company's management is responsible for (i) the preparation, presentation and integrity of the Company's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not necessarily, and do not necessarily represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Company's Board). In addition, the review of the Company's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee's review substitute for the responsibilities of the Company's management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     a. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Company's affiliates (it being understood that the auditors are ultimately accountable to the Audit Committee and the Company's Board and that the Audit Committee and the Company's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

     b. to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Company; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

     c. to meet with the Company's auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto; and
          (iv) to review the form of opinion the auditors propose to render to the Company;

     d. to consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the auditors;

     e. to review the audit and non-audit services provided to the Company by the auditors and the fees charged for such services;

     f. to consider for pre-approval any non-audit services proposed to be provided by the auditors to the Company, and any non-audit services proposed to be provided by such auditors to the Company which have a direct impact on Company operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Company is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Company to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and
          (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit;

     g. to review the status of the Audit Committee members to determine if any of them may be considered a "financial expert" as defined in
          Section 407 of the Sarbanes-Oxley Act of 2002 and make recommendations regarding the "financial expert" determination to the full Board;

     h. to receive copies of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters and review such complaints, and take appropriate actions, if any. The Committee shall ensure that any such complaints received from employees of the Company are treated on a confidential basis and that such submissions need not identify the submitting employee by name;

     i. to investigate improprieties or suspected improprieties in Company operations; and

     j. to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall regularly meet with the Company's management, including financial personnel.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, and shall have the discretion to institute investigations of improprieties or suspected improprieties and is vested with authority to retain special counsel and other experts or consultants at the expense of the Company.

7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8.   The Company must certify to the American Stock Exchange ("AMEX") that:

     a. It has adopted this formal written Charter and the Audit Committee has annually reviewed and reassessed the adequacy of this Charter;

     b. It has and will continue to have an Audit Committee of at least three members, comprised solely of independent directors to the extent required by AMEX rules, each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee; and

     c. It has at least one member of the Audit Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

                                    EXHIBIT B

                                TUXIS CORPORATION
                        2006 Incentive Compensation Plan

1. Purpose. The purpose of this 2006 Incentive Compensation Plan (the "Plan") is to assist Tuxis Corporation ("Tuxis") in attracting, retaining, motivating and rewarding high-quality executives, employees and other Eligible Persons (as defined below) who provide services to Tuxis and/or its Subsidiaries (as defined below), enabling such persons to acquire or increase a proprietary interest in Tuxis in order to strengthen the mutuality of interests between such persons and shareholders of Tuxis and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of Tuxis. Adoption of the Plan and the grant of Awards in accordance with the terms of the Plan have been determined by the Board of Directors of Tuxis to be in the best interests of Tuxis and its shareholders.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

          (a) "Annual Incentive Award" means an Award granted to a Participant which is conditioned upon satisfaction, during a period not in excess of one year, of performance criteria established by the Committee.

          (b) "Award" means any Option, SAR, Restricted Stock, Deferred Stock, Tuxis Stock granted as a bonus or in lieu of another award, Dividend Equivalent, other stock-based award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

          (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
     Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant's estate.

          (e) "Tuxis Stock" means common stock, par value $.01 per share, of Tuxis and such other securities as may be substituted (or resubstituted) for Tuxis Stock pursuant to Section 10(c) hereof.

          (f) "Board" means Tuxis's Board of Directors.

          (g) "Cause" means termination for, as determined by the Committee in its sole discretion, (i) dishonest or fraudulent conduct relating to Tuxis or any of its Subsidiaries or their businesses; (ii) conviction of any felony that involves moral turpitude or otherwise reflects on Tuxis or any of its Subsidiaries in a significantly adverse way; or (iii) gross neglect by the Participant in the performance of his or her duties as an employee or director, or any material breach by a Participant under any employment agreement with Tuxis or any of its Subsidiaries.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i) "Committee" means the Governance, Compensation and Nominating Committee of the Board, or such other committee of two or more Non-Employee Directors designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of two or more directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) an "outside director" as defined under Code Section 162(m) unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Code Section 162(m).

          (j) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

          (k) "Deferred  Stock" means a right,  granted to a  Participant  under
     Section 6(e) hereof, to receive Tuxis Stock, cash or a combination thereof at the end of a specified deferral period.

          (l) "Disability" means any physical or mental impairment or disability that prevents a Participant from performing the duties of his or her employment and that is expected to be of permanent duration. A determination of whether a Participant is disabled shall be made by a licensed physician appointed by the Committee.

          (m) "Disability Date" means the date that is 120 days after the date on which a Participant is first absent from active employment with Tuxis (or any of its Subsidiaries) by reason of a Disability.

          (n) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g), to receive cash, Tuxis Stock, or other Awards equal in value to dividends and capital gain distributions paid with respect to a specified number of shares of Tuxis Stock, or other periodic payments.

          (o) "Effective Date" means the date on which Tuxis shareholders approve the adoption of the Plan.

          (p) "Eligible Persons" means each Executive Officer or director of Tuxis and other officers and employees of Tuxis or any of its Subsidiaries; provided, however, that a director of Tuxis who is not an officer or employee of Tuxis or any of its Subsidiaries shall be treated as an Eligible Person only for purposes of Awards made pursuant to Section 9 hereof. An employee on leave of absence may be considered as still in the employ of Tuxis or any of its Subsidiaries for purposes of eligibility for participation in the Plan. In addition, a person who has been offered employment by Tuxis or any of its Subsidiaries or agreed to become a director of Tuxis is eligible to be granted an Award under the Plan; provided, however, that such Award shall be canceled if such person fails to commence such employment or service as a director, and no payment of value may be made in connection with such Award until such person has commenced such employment or service.

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (r) "Executive Officer" means an executive officer of Tuxis as defined under the Exchange Act.

          (s) "Fair Market Value" means the fair market value of Tuxis Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Tuxis Stock shall be equal to the closing sale price of Tuxis Stock as reported on the American Stock Exchange or such other national securities exchange or automated inter-dealer quotation system on which Tuxis Stock has been duly listed and approved for quotation and trading on the relevant date, or if no sale of Tuxis Stock is reported for such date, the next preceding day for which there is a reported sale.

          (t) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code
     Section 422 or any successor provision thereto.

          (u) "Non-Employee Director" means a director of Tuxis who is not, at the time an Option is to be granted under Section 9(a) or (b), or during the time he or she is a member of the Committee, an employee of Tuxis.

          (v) "Non-Employee Director Annual Option" means an Option to purchase the number of shares of Tuxis Stock specified in or under Section 9(b) and
     (c), subject to adjustment as provided in Section 10(c), granted to a Non-Employee Director.

          (w) "Non-Employee Director Initial Option" means an Option to purchase the number of shares of Tuxis Stock specified in or under Section 9(a) and
     (c), subject to adjustment as provided in Section 10(c), granted to a Non-Employee Director.

          (x)  "Non-Employee   Director  Option"  means  either  a  Non-Employee
     Director Annual Option or a Non-Employee Director Initial Option, or both, as the case may be.

          (y) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Tuxis Stock or other Awards at a specified price during specified time periods.

          (z) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (aa) "Performance Award" means an Award granted to a Participant which is conditioned upon satisfaction, during a period in excess of one year but in no event more than ten years, of performance criteria established by the Committee.

          (bb) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

          (cc) "Restricted Stock" means Tuxis Stock granted to a Participant under Section 6(d) hereof that is subject to certain restrictions and to a risk of forfeiture.

          (dd) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (ee) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

          (ff) "Subsidiary" means (i) any corporation or other entity in which Tuxis, directly or indirectly, controls 50% or more of the total combined voting power of such corporation or other entity and (ii) any corporation or other entity in which Tuxis has a significant equity interest and which the Committee has determined to be considered a Subsidiary for purposes of the Plan.

3.       Administration.

          (a) Authority of the Committee. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Other provisions of the Plan notwithstanding, the Board shall perform the functions of the Committee for purposes of interpreting or otherwise administering automatic grants to Non-Employee Directors pursuant to
          Section 9.

          (b) Manner of Exercise of Committee Authority. Any action of the Committee shall be final, conclusive and binding on all persons, including Tuxis, Participants, Beneficiaries, transferees under
          Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of Tuxis or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule l6b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of Tuxis and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

          (c) Limitation of Liability. The Committee and each member thereof shall be entitled, in good faith, to rely or act upon any report or other information furnished to it or him or her by any officer or employee of Tuxis, Tuxis's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of Tuxis acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made, or not taken or made, in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by Tuxis with respect to any such action or determination.

4. Stock Subject to Plan.

          (a) Overall Number of Shares of Tuxis Stock Available for Delivery. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Tuxis Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 20% of the number of outstanding shares of Tuxis Stock as of the Effective Date, plus
          (ii) 20% of the number of shares of Tuxis Stock issued or delivered by Tuxis during the term of the Plan (excluding any issuance or delivery in connection with Awards, or any other compensation or benefit plan of Tuxis); provided, however, that the total number of shares of Tuxis Stock with respect to which ISOs may be granted shall in no event exceed 20% of the total number of authorized shares of Tuxis Stock as of the Effective Date. Any shares of Tuxis Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

          (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Tuxis Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Tuxis Stock, but settleable only in cash (such as cash-only
          SARs), the number of shares to which such Award relates, exceeds the number of shares of Tuxis Stock remaining available for grant under the Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Tuxis Stock actually delivered differs from the number of shares previously counted in connection with an Award.

          (c) Availability of Shares Not Delivered under Awards. Shares of Tuxis Stock subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to any Award and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to the maximum number of shares of Tuxis Stock available for Awards under the Plan, in each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than: 1,000,000 shares of Tuxis Stock, subject to adjustment as provided in Section 10(c), under Section 6(b); 1,000,000 shares of Tuxis Stock, subject to adjustment as provided in Section 10(c), under Section 6(c); 1,000,000 shares of Tuxis Stock, subject to adjustment as provided in
Section 10(c), under Section 6(d); 1,000,000 shares of Tuxis Stock, subject to adjustment as provided in Section 10(c), under Section 6(e); 1,000,000 shares of Tuxis Stock, subject to adjustment as provided in Section 10(c), under Section 6(f); 1,000,000 shares of Tuxis Stock, subject to adjustment as provided in
Section 10(c), under Section 6(g); and 1,000,000 shares of Tuxis Stock, subject to adjustment as provided in Section 10(c), under Section 6(h).

     For purposes of applying the foregoing limitation to Sections 6(b) and 6(c), any Option or SAR that is canceled shall be treated as remaining outstanding, and any amendment to an Option or SAR that reduces the exercise or grant price (other than customary anti-dilution adjustments) shall be treated as the cancellation of the original Option or SAR and the issuance of a new Option or SAR. In addition, the maximum cash Award that may be earned under the Plan pursuant to Section 6(h) in respect of any fiscal year shall be $1,000,000, determined on an annualized basis in the case of a Performance Award.

6. Specific Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to
     Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of the Maryland General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

          (b)  Options.   The  Committee  is  authorized  to  grant  Options  to
     Participants on the following terms and conditions:

               (i) Exercise Price. The exercise price per share of Tuxis Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Tuxis Stock on the date of grant of such Option except as provided under
                    Section 7(a) hereof.

               (ii) Time and Method of Exercise.  The Committee  shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash or Tuxis Stock, and the methods by or forms in which Tuxis Stock will be delivered or deemed to be delivered to Participants.

               (iii) ISOs.  The terms of any ISO  granted  under the Plan  shall comply in all respects  with the  provisions of Code Section
                    422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification of the Participant's ISO. No grant of an ISO to any one Participant shall cover a number of shares of Tuxis Stock whose aggregate Fair Market Value (determined on the date the Option is granted), together with the aggregate Fair Market Value (determined on the respective date of grant of any ISO) of the shares of Tuxis Stock covered by any ISOs which have been previously granted under the Plan or any other plan of Tuxis or any of its Subsidiaries and which are exercisable for the first time during the same calendar year, exceeds $100,000 (or such other amount as may be fixed as the maximum amount permitted by Code Section 422(d)).

          (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

               (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive consideration (the form of which will be determined pursuant to Section 6(c)(ii) below), upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Tuxis Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee at the time of grant.

               (ii) Other Terms.  The Committee  shall  determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Tuxis Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

          (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

               (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by Tuxis; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

               (iii) Certificates for Stock.  Restricted Stock granted under the
                    Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that Tuxis retain physical possession of the certificates and that the Participant deliver a stock power to Tuxis, endorsed in blank, relating to the Restricted Stock.

               (iv) Dividends,  Capital  Gain  Distributions  and  Splits.  As a
                    condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends or capital gain distributions paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock. Unless otherwise determined by the Committee, Tuxis Stock distributed in connection with a stock split, stock dividend or capital gain distribution, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Tuxis Stock or other property has been distributed.

          (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Tuxis Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

               (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Deferred Stock may be satisfied by delivery of Tuxis Stock, cash equal to the Fair Market Value of the specified number of shares of Tuxis Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

               (iii) Dividend  Equivalents.  Unless otherwise  determined by the
                    Committee at date of grant, Dividend Equivalents on the specified number of shares of Tuxis Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Tuxis Stock having a Fair Market Value equal to the amount of such dividends, or
                    (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

               (iv) Notwithstanding  any  other  provision  of the  Plan  to the contrary, no deferral will be permitted if it will result in the Plan becoming an "employee pension benefit plan" under
                    Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is not otherwise exempt under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

          (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Tuxis Stock as a bonus, or to grant Tuxis Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan, provided that, in the case of Participants subject to
     Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Tuxis Stock or other Awards are exempt from liability under
     Section 16(b) of the Exchange Act. Tuxis Stock or Awards granted under this
     Section 6(f) shall be subject to such other terms as shall be determined by the Committee.

          (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Tuxis Stock, or other Awards equal in value to dividends paid with respect to a specified number of shares of Tuxis Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Tuxis Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

          (h) Annual Incentive and Performance Awards. The Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, Tuxis Stock, or other Awards, on terms and conditions established by the Committee, subject to Section 8 in the event of Annual Incentive Awards or Performance Awards intended to qualify as "performance-based compensation" for purposes of Code Section 162(m).

7. Certain Provisions Applicable to Awards.

          (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of Tuxis, any Subsidiary, or any business entity to be acquired by Tuxis or any Subsidiary, or any other right of a Participant to receive payment from Tuxis or any Subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of Tuxis or any Subsidiary or any business entity to be acquired by Tuxis or any Subsidiary, in which the value of Tuxis Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Tuxis Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

          (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of five years after the date of grant.

          (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by Tuxis upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Tuxis Stock, or other Awards, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Tuxis Stock in connection with such settlement, in the discretion of the Committee or upon the occurrence of one or more specified events. Installment or deferred payments may be required by the Committee to the extent necessary to qualify payments for deductibility under Code Section 162(m), or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Tuxis Stock. Any payments mandatorily deferred by the Committee to qualify such payments for deductibility under Code Section 162(m) shall include a reasonable rate of interest.

          (d) Exemptions from Section 16(b) Liability. It is the intent of Tuxis that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

          (e) General Terms Relating to Awards.

               (i) Vesting. Unless the Committee provides otherwise at the time of grant or by amendment, an Option, SAR, grant of Restricted Stock or Deferred Stock will become exercisable or settleable, as the case may be, at the end of a period commencing on the date of grant and ending on a date which is the sooner of three years from the date of grant date or three years from commencement of service to the Company, and if the grantee has more than three years of service on the date of grant, the grant will vest immediately, subject to the Participant's continued employment with Tuxis.

               (ii) Term of Awards.  Except as  provided  in  Section  7(e)(iii)
                    below and unless the Committee provides otherwise at the time of grant or by amendment, an Option or SAR will have a maximum term of five years after the date of grant.

               (iii) Termination of Employment.

                    (1) Unless the Committee provides otherwise at the time of grant or by amendment, upon a Participant's termination of employment other than by reason of death or Disability, the Participant may, within three months from the date of such termination of employment, exercise all or any part of his or her Options or SARs as were exercisable at the date of termination of employment, but only if (x) the Participant resigns or retires and the Committee consents to such resignation or retirement and (y) such termination of employment is not for Cause. If such termination of employment, is for Cause or the Committee does not so consent, the right of such Participant to exercise such Options or SARs shall terminate at the date of termination of employment. In no event, however, may any Option or SAR be exercised after the time when it would otherwise expire.

                    (2) Disability. Unless the Committee provides otherwise at the time of grant or by amendment, upon a Participant's Disability Date, the Participant may, within one year after the Disability Date, exercise all or a part of his or her Options or SARs that were exercisable upon such Disability Date. In no event, however, may any Option or SAR be exercised after the time when it would otherwise expire.

                    (3) Death. Unless the Committee provides otherwise at the time of grant or by amendment, in the event of the death of a Participant while employed by Tuxis, or prior to the expiration of the Option or SAR as provided in Section 7(e)(iii)(B) above, to the extent all or any part of the Option or SAR was exercisable as of the date of the Participant's death, the right of the Participant's Beneficiary to exercise the Option or SAR shall expire upon the expiration of one year from the date of the Participant's death (but in no event more than one year from the Participant's Disability
                         Date) or on the stated termination date of the Option or SAR, whichever is earlier. In all other cases of death following a Participant's termination of employment, the Participant's Beneficiary may exercise the Option or SAR within the remaining time, if any, provided in Section 7(e)(iii)(A) above. In the event of the Participant's death, the Committee may, in its sole discretion, accelerate the right to exercise all or any part of an Option or SAR that would not otherwise be exercisable.

               (iv) Expiration  of  Unvested   Options.   Unless  the  Committee
                    provides otherwise at the time of grant or by amendment, and subject to Section 7(e)(iii)(C), to the extent all or any part of an Option or SAR was not exercisable as of the date of a Participant's termination of employment, such right shall expire at the date of such termination of employment.

8. Performance and Annual Incentive Awards.

          (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions; provided, however, that all Performance Awards and Annual Incentive Awards shall comply with the requirements of Sections 8(b) and 8(c) hereof, unless the Committee specifically determines at the time of grant that such Award is not intended to qualify as "performance-based compensation" under Code
     Section 162(m).

          (b) Performance Awards Granted to Designated Covered Employees. Unless the Committee determines that a Performance Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(b).

               (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

               (ii) Business  Criteria.  One or more of the  following  business criteria for Tuxis, on a consolidated basis, and/or for specified Subsidiaries or business units of Tuxis (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards:
                    (1) earnings per share; (2) revenues; increase in revenues; the excess of all or a portion of revenues over operating expenses (excluding expenses determined by the Committee at the time performance goals are established); (3) cash flow;
                    (4) cash flow return on investment; (5) return on net assets; return on assets; return on investment; return on capital; return on equity; (6) economic value added; (7) operating margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation, amortization and/or incentive compensation; pretax operating earnings; operating earnings; (9) total shareholder return; (10) performance of managed funds; (11) increase in market share or assets under management; (12) reduction in costs; (13) increase in the Fair Market Value of Tuxis Stock; and (14) any of the above goals as compared to the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Wilshire Real Estate Securities Index. One or more of the foregoing business criteria shall also be used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

               (iii)Performance  Period;  Timing  for  Establishing  Performance
                    Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

               (iv) Performance  Award  Pool.  The  Committee  may  establish  a
                    Performance Award pool, which shall be an unfunded pool, for purposes of measuring the performance of Tuxis, any Subsidiary and/or any business unit of Tuxis in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria, provided that the amount of the Performance Award pool can be determined by an independent third party in possession of all the relevant facts.

               (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Tuxis Stock or other Awards, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

          (c) Annual Incentive Awards Granted to Designated Covered Employees. Unless the Committee determines that an Annual Incentive Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(c).

               (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of Tuxis, any Subsidiary and/or any business unit of Tuxis in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria, provided that the amount of the Annual Incentive Award pool can be determined by an independent third party in possession of all the relevant facts.

               (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in
                    Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee.

               (iii)Payout of Annual  Incentive  Awards.  After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Awards payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Awards otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any
                    Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award. Settlement of Annual Incentive Awards shall be in cash, Tuxis Stock or other Awards, in the discretion of the Committee.

          (d) Written Determinations. All determinations made by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under
     Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). No Performance Award or Annual Incentive Award intended to quality under Code Section 162(m) shall be paid until the Committee has certified in writing that the applicable performance goals have been achieved. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

          (e) Status of Section 8(b) and Section 8(c) Awards under Code Section 162(m). It is the intent of Tuxis that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code
     Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean any Eligible Person who receives a Performance Award or an Annual Incentive Award unless the Committee determines, at the time of grant, that such Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m). If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9. Options Granted Automatically to Non-Employee Directors.

          (a) Initial Option Grants. A Non-Employee Director Initial Option will be automatically granted (i) to each Non-Employee Director upon approval of the Plan by Tuxis's shareholders and (ii) after approval of the Plan by Tuxis's shareholders, at the effective date of any other director's initial election to the Board if he or she qualifies as a Non-Employee Director at that date.

          (b) Annual Option Grants. A Non-Employee Director Annual Option will be automatically granted, at the close of business on the date of final adjournment of each annual meeting of Tuxis's shareholders, to each member of the Board who then qualifies as a Non-Employee Director. The foregoing notwithstanding, any person who has been automatically granted a Non-Employee Director Initial Option under Section 9(a) shall not be automatically granted a Non-Employee Director Annual Option at the first annual meeting of shareholders following such grant of the Initial Option if such annual meeting takes place within three months after the effective date of such grant of the Initial Option.

          (c) Number of Shares Subject to Automatic Option Grants. The number of shares of Tuxis Stock to be subject to each Non-Employee Director Initial Option shall be 1,000, and the number of shares of Tuxis Stock to be subject to each Non-Employee Director Annual Option shall be 1,000, in each case subject to adjustment as provided in Section 10(c).

          (d) Other Non-Employee Director Initial and Annual Option Terms. Other terms of Non-Employee Director Options shall be as follows:

               (i) The exercise price per share of Tuxis Stock purchasable upon exercise of any Non-Employee Director Option will be equal to 100% of the Fair Market Value of a share of Tuxis Stock on the date of grant of the Option.

               (ii) A Non-Employee Director Option will expire at the earlier of
                    (A) five years after the date of grant or (B) three months after the date the Participant ceases to serve as a director of Tuxis for any reason.

               (iii) Each Non-Employee  Director Option will become  exercisable at the end of a period commencing on the date of grant and ending on a date which is the sooner of three years from the date of grant date or three years from commencement of service to the Company, and if the optionee has more than three years of service on the date of grant, the options will vest immediately.

          (e) Method of Exercise. Unless the Committee provides otherwise at the time of grant or by amendment, a Participant may exercise a Non-Employee Director Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of Tuxis, specifying the Option to be exercised and the number of shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of shares of Tuxis Stock already owned by the Participant having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and shares.

          (f) Availability of Shares. If an automatic grant of Options authorized under Section 9(a) or (b) cannot be made in full due to the limitation set forth in Section 4(a), such grant shall be made (together with other automatic grants to occur at the same time) to the greatest extent then permitted under Section 4(a).

10.      General Provisions.

          (a) Compliance with Legal and Other Requirements. Tuxis may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Tuxis Stock or payment of other benefits under any Award until completion of such registration or qualification of such Tuxis Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Tuxis Stock or other securities of Tuxis are listed or quoted, or compliance with any other obligation of Tuxis, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Tuxis Stock or payment of other benefits in compliance with applicable laws, rules and regulations, listing requirements or other obligations.

          (b) Limits on Transferability; Beneficiaries. Unless the Committee provides otherwise at the time of grant or by amendment, no Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than Tuxis or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant to facilitate estate planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

          (c) Adjustments. In the event that any dividend, capital gain distribution or other distribution (whether in the form of cash, Tuxis Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Tuxis Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Tuxis Stock which may be delivered in connection with Awards (including ISOs) granted thereafter, (ii) the number and kind of shares of Tuxis Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Tuxis Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and any Performance Award pool or performance goals relating thereto, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting Tuxis, any Subsidiary or any business unit, or the financial statements of Tuxis or any Subsidiary or business unit, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of Tuxis, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant, provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

          (d) Taxes. Tuxis is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Tuxis Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable Tuxis and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Tuxis Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of Tuxis's shareholders if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Tuxis Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, subject to Section 10(c), without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, subject to Section 10(c), without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

          (f) Limitation on Rights Conferred under the Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of Tuxis, (ii) interfering in any way with the right of Tuxis to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of Tuxis unless and until the Participant is duly issued or transferred shares of Tuxis Stock in accordance with the terms of an Award.

          (g)  Unfunded  Status  of  Awards,  Creation  of  Trusts.  The Plan is
     intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Tuxis Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of Tuxis; provided that the Committee may authorize the creation of trusts and deposit therein cash, Tuxis Stock, other Awards or other property, or make other arrangements to meet Tuxis's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of Tuxis for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

          (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Tuxis Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the Maryland General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Plan Effective Date and Shareholder Approval. The Plan was adopted by the Board on January 9, 2004, including all of the Non-Employee Directors, and will become effective upon approval of the Plan by the shareholders of Tuxis. The Plan shall remain in effect until all Awards have been exercised or terminated under the terms of the Plan and applicable Award agreements; provided, however, that Awards under the Plan may be granted only within ten (10) years from the adoption of the Plan.

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